UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2011
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements.

At the 2011 Annual Meeting of Shareholders of Dollar Tree, Inc. held on June 16, 2011, Dollar Tree’s shareholders approved the Omnibus Incentive Plan (the “Omnibus Plan”).  The Plan replaces and supersedes the 2003 Equity Incentive Plan, the 2004 Executive Officer Equity Plan, 2003 Non-Employee Director Stock Option Plan and the 2004 Executive Officer Cash Bonus Plan, except that any awards granted under the prior plans shall continue to be governed by the terms and conditions of such plans.

The Omnibus Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance bonuses, performance units, non-employee director stock options and other equity-related awards.  A description of the material terms of the Omnibus Plan is provided in Dollar Tree’s 2011 Proxy Statement filed with the Securities and Exchange Commission on May 16, 2011.  In addition, the full text of the Omnibus Plan is attached as Exhibit 10.1, which is incorporated herein by reference.

On June 16, 2011, the Compensation Committee of the Board of Directors (“the Committee”) adopted new forms of awards agreements for use under the Omnibus Plan, which are attached hereto as Exhibits 10.2, 10.3 and 10.4, and incorporated herein by reference.  The Committee intends to use the awards granted to executives to focus and reward them on the achievement of pre-established long-term performance goals set by the Committee and to better align executive pay with shareholders’ interests.

On June 16, 2011, the Committee approved the following target award values under the Omnibus Plan, to be effective on July 1, 2011, for the following Named Executive Officers: Bob Sasser, $400,000; Gary M. Philbin, $250,000; Kevin S. Wampler, $200,000; Robert H. Rudman, $200,000; and James Fothergill, $100,000.  The target award is divided equally between cash and Restricted Stock Units and the target number of Restricted Stock Units will be calculated by dividing the target Restricted Stock Unit award value by the fair market value of a share of Dollar Tree stock on July 1, 2011.

Each Named Executive Officer will have the opportunity to earn an amount between zero percent (0%) and two hundred percent (200%) of his individual target award based on performance against the three-year cumulative operating income goal for the performance period beginning on January 30, 2011 and ending on February 1, 2014.  Provided the vesting conditions are satisfied, the awards will vest at the end of the performance period upon certification by the Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Shareholders was held on June 16, 2011.  The following items were voted on by shareholders and listed below are the final voting results:

1.    The shareholders elected the following individuals to the Board of Directors:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Macon F. Brock, Jr.	102,812,607	761,970	6,773,089
Mary Anne Citrino	103,296,058	278,519	6,773,089
Thomas E. Whiddon	103,289,553	285,024	6,773,089

2.    The shareholders approved, on an advisory basis, the compensation of the named executive officers disclosed pursuant to the compensation disclosure rules of the Securtities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed on May 16, 2011.
Votes For	101,520,104
Votes Against	1,682,650
Abstain	371,823
Broker Non-Votes	6,773,089

3.    The shareholders approved, on an advisory basis, a one-year frequency of future advisory votes on our Executive Compensation program.

One year	75,949,533
Two years	1,543,213
Three years	25,723,111
Abstain	358,720
Broker Non-Votes	6,773,089

4.    The shareholders approved the Dollar Tree, Inc. Omnibus Incentive Plan.

Votes For	95,162,745
Votes Against	7,922,664
Abstain	489,168
Broker Non-Votes	6,773,089

5.    The shareholders ratified the appointment, by the Audit Committee, of KPMG LLP as Dollar Tree, Inc.'s Independent Registered Public Accounting firm for 2011.

Votes For	109,503,938
Votes Against	738,502
Abstain	105,226

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit 10.1 - Omnibus Incentive Plan
Exhibit 10.2 - Form of Long-Term Performance Plan Award Agreement
Exhibit 10.3 - Form of Restricted Stock Unit Agreement
Exhibit 10.4 - Form of Non-Employee Director Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 22, 2011	By:	/s/ Bob Sasser
Bob Sasser
Chief Executive Officer

EXHIBITS

Exhibit 10.1 - Omnibus Incentive Plan
Exhibit 10.2 - Form of Long-Term Performance Plan Award Agreement
Exhibit 10.3 - Form of Restricted Stock Unit Agreement
Exhibit 10.4 - Form of Non-Employee Director Option Agreement